6 ACTIVE 711043975v4 PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT CELSIUS HOLDINGS, INC. 2025 OMNIBUS INCENTIVE COMPENSATION PLAN Unless otherwise defined herein, capitalized terms used in this Performance-Based Restricted Stock Unit Award Agreement and the annexes attached hereto (this “Agreement”), shall have the same meanings ascribed to them in the Celsius Holdings, Inc. 2025 Omnibus Incentive Compensation Plan, as amended from time to time (the “Plan”). Annex C provides state-specific modifications to this Agreement based on where the Participant is located. SECTION 1. General. The Participant named below has been granted an award (this “Award”) of performance-based restricted stock units (“PSUs”), subject to the terms and conditions set forth in the Plan and this Agreement. Each PSU represents the right to receive one Share. The PSUs shall be credited to a separate book-entry account maintained for the Participant on the books of the Company. Participant Name: [●] [Address] / [ID #:] [●] Target Number of PSUs: [●] Grant Date: [●] Performance Period: [●] – [●] [●] ([●]%) Performance Goals (Weighting %): [●] ([●]%) SECTION 2. Vesting. On the third anniversary of the Grant Date (the “Vesting Date”), provided the Participant remains continuously in active service with the Company or one of its Affiliates from the Grant Date through the Vesting Date (except as otherwise provided in Section 4(b) or Section 5), the Participant shall vest in a number of PSUs, if any, based upon the achievement of specified levels of the Performance Goals during the Performance Period in accordance with Annex A attached hereto, as determined and certified by the Committee as soon as reasonably practicable after the Performance Period, as set forth in Annex A attached hereto. For the avoidance of doubt, if the Committee determines that one or more Performance Goals were not satisfied, the PSUs subject to the applicable Performance Goal will be forfeited for no consideration. SECTION 3. Settlement. Except as otherwise provided herein or in the Plan, each earned and vested PSU will be settled in a Share in the calendar year commencing immediately following the Vesting Date, but in no event later than thirty (30) days following the date on which the audited financials are released for the last year of the Performance Period, subject to deduction for any applicable tax obligations.

7 ACTIVE 711043975v4 SECTION 4. Termination of Service. (a) Except as provided in Section 4(b) or Section 5, if, at any time prior to the Vesting Date, the Participant’s service with the Company and its Affiliates terminates for any reason (including any termination of service by the Participant for any reason, or by the Company and its Affiliates with or without Cause), then the PSUs shall be cancelled immediately and the Participant shall not be entitled to receive any payments with respect thereto. (b) Notwithstanding anything to the contrary contained herein or in the Plan, in the event that (i) the Participant’s service terminates prior to the Vesting Date due to the Participant’s Retirement and (ii) the Award has been outstanding for at least six months prior to the Participant’s date of Retirement, then the PSUs shall remain outstanding and be eligible to vest, subject to achievement of the Performance Goals, in accordance with the terms of this Agreement, as if the Participant had remained continuously in active service with the Company or one of its Affiliates through the Vesting Date and, subject to compliance in all material respects with any post-service obligations owed by the Participant to the Company (including any obligations pursuant to an Employment Agreement or other restrictive covenant agreement). SECTION 5. Change in Control. (a) If a Change in Control occurs prior to the end of the Performance Period, then the Performance Goals will be deemed satisfied at the greater of the target levels of performance and actual performance through the date of the Change in Control (where such performance is reasonably determinable), as determined by the Committee in its sole discretion. For the avoidance of doubt, the occurrence of the Change in Control shall not by itself affect the requirement that the Participant remain continuously in active service with the Company (or successor thereto) and its Affiliates through the Vesting Date. (b) Notwithstanding anything to the contrary in Section 5(a), if the PSUs are not continued, converted, assumed or replaced by the Company or a successor entity thereto in connection with a Change in Control, as determined by the Committee in accordance with the terms of the Plan, then the earned PSUs (determined in accordance with Section 5(a)) shall fully vest upon, and be settled within 30 days of, such Change in Control. SECTION 6. Dividend Equivalents. If the Company declares and pays (or sets a record date with respect to) ordinary cash dividends on Shares prior to the date on which the PSUs are settled, your outstanding PSUs shall be credited with additional PSUs (determined by dividing the aggregate dividend amount that would have been paid with respect to the target number of your outstanding PSUs if they had been actual Shares by the Fair Market Value of a Share on the dividend payment date (or the settlement date if prior to the payment date)), which additional PSUs shall vest and be settled concurrently with the underlying PSUs and be treated as PSUs for all purposes of this Agreement, including for purposes of Annex A attached hereto (it being understood that the provisions of this sentence shall not apply to any extraordinary dividends or distributions). SECTION 7. Tax Withholding. Vesting and settlement of the PSUs shall be subject to satisfaction of any applicable U.S. federal, state and local tax withholding obligations and non-U.S. tax withholding obligations. The Company shall, and is hereby authorized to, withhold Shares that would otherwise be deliverable to the Participant upon settlement of the PSUs with a Fair Market

8 ACTIVE 711043975v4 Value equal to such withholding liability, up to the maximum permissible withholding amount. Notwithstanding the foregoing, the Committee may, in its discretion, otherwise satisfy such tax obligations in accordance with the Company’s then- existing practices. SECTION 8. Rights as a Shareholder. Until the PSUs subject to this Agreement become vested in accordance with the terms hereof, the Participant shall have no rights as a shareholder (including, without limitation, voting and dividend rights) with respect to any underlying Shares. SECTION 9. Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any interpretations, amendments, rules and regulations promulgated by the Committee from time to time pursuant to the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his or her legal representative in respect of any questions arising under the Plan or this Agreement. Without limiting the foregoing, the Participant acknowledges that the PSUs and any Shares acquired upon settlement of the PSUs are subject to provisions of the Plan under which, in certain circumstances, an adjustment may be made to the number of the PSUs and any Shares acquired upon settlement of the PSUs. The Participant has received and has had an opportunity to review the Plan, this Agreement and the Company’s most recent prospectus that describes the Plan and agrees to be bound by all the terms and provisions of the Plan and this Agreement. SECTION 10. Compliance with Applicable Laws. The granting and settlement of the PSUs, and any other obligations of the Company under this Agreement, shall be subject to all Applicable Laws as may be required. The Committee shall have the right to impose such restrictions on the PSUs as it deems reasonably necessary or advisable under applicable Federal securities laws, the rules and regulations of any stock exchange or market upon which Shares are then listed or traded, and any blue sky or state securities laws applicable to such Shares. The Participant agrees to take all steps the Committee or the Company determines are reasonably necessary to comply with all applicable provisions of Federal and state securities law (and any other Applicable Laws) in exercising his or her rights under this Agreement. SECTION 11. Restrictive Covenants. (a) Without limiting any other non-competition, non-solicitation, non- disparagement or non-disclosure or other similar agreement to which the Participant may be a party, the Participant shall be subject to the confidentiality and restrictive covenants set forth in the Restrictive Covenant Agreement contained in Annex B attached hereto, which Annex B is incorporated herein and forms part of this Agreement. (b) In the event that the Participant violates any of the restrictive covenants referred to in this Section 11, in addition to any other remedy that may be available at law or in equity, the Award shall be automatically forfeited effective as of the date on which such violation first occurs. The foregoing rights and remedies are in addition to any other rights and remedies that may be available to the Company and shall not prevent (and the Participant shall not assert that they shall prevent) the Company from bringing one or more actions in any applicable jurisdiction to recover damages as a result of the Participant’s breach of such restrictive covenants.

9 ACTIVE 711043975v4 SECTION 12. Miscellaneous. (a) Waiver. Any right of the Company or its Affiliates contained in this Agreement may be waived in writing by the Committee. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach. (b) Notices. All notices, requests, consents and other communications to be given hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addresser: (i) if to the Company, to: Celsius Holdings, Inc. C/o: Danielle Babich Senior Vice President, Human Resources dbabich@celsius.com (ii) if to the Participant, to the Participant’s home address on file with the Company. Notices may also be delivered to the Participant through the Company’s inter-office or electronic mail system, at any time he or she is employed by or providing services to the Company or any of its Affiliates. All such notices, requests, consents and other communications shall be deemed to have been delivered in the case of personal delivery or delivery by telecopy, on the date of such delivery, in the case of nationally recognized overnight courier, on the next business day, in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested and, in the case of inter-office or electronic mail system, the date such notice is sent. (c) Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no beneficiary is designated, if the designation is ineffective, or if the beneficiary dies before the balance of the Participant’s benefit is paid, the balance shall be paid to the Participant’s estate. Notwithstanding the foregoing, however, the Participant’s beneficiary shall be determined under applicable state law if such state law does not recognize beneficiary designations under Awards of this type and is not preempted by laws which recognize the provisions of this Section 12(c). (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company or any of its Affiliates and their successors and assigns, and of the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant. (e) Governing Law and Venue. This Agreement shall be governed by the laws of the State of Florida, without regard to its conflicts of law principles. In the event that any party brings

10 ACTIVE 711043975v4 suit against the other hereunder, such party shall bring such suit in, and each party consents to the jurisdiction of, any state or federal court located within Palm Beach County, State of Florida. Each party hereto (i) consents that all service of process may be made by certified mail directed to it at its address stated herein; (ii) waives any objection which it may have based on lack of personal jurisdiction or improper venue or forum non conveniens to any suit or proceeding instituted by the other party under this Agreement in any state or federal court located within Palm Beach County, Florida; (iii) consents to the granting of such legal or equitable relief as is deemed appropriate by the court; and (iv) agrees that the prevailing party in any such action shall be entitled to recover attorney’s fees and costs from the non-prevailing party at both the trial and appellate levels. This provision is a material inducement for each party to enter into this Agreement. (f) Confidentiality. You hereby agree to keep confidential the existence of, and any information concerning, any dispute arising out of or relating to this Agreement and the Plan, except that you may disclose information concerning such dispute to the court that is considering such dispute or to your legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute). Participant understands and acknowledges that nothing contained in this Agreement limits Participant’s ability to file a charge or complaint with the U.S. Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Securities and Exchange Commission, or any other federal, state, or local governmental agency or commission (individually, “Government Agency”; collectively, “Government Agencies”). Participant further understands and acknowledges that this Agreement does not limit Participant’s ability to communicate directly with any Government Agencies or to otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company. Participant understands and acknowledges that nothing in this Agreement is intended to prevent the Participant from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Participant has reason to believe is unlawful. Participant understands and acknowledges that nothing in this Agreement shall affect any right Participant may have under Section 7 of the National Labor Relations Act. (g) Headings and Construction. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words “include”, “includes” or “including” are used in the Plan, they shall be deemed to be followed by the words “but not limited to”, and the word “or” shall not be deemed to be exclusive. SECTION 13. Other. (a) By the Participant’s acceptance hereof (whether written, electronic or otherwise), the Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, the Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, this Agreement (including the Annexes attached hereto), account statements, prospectuses, prospectus supplements, annual and quarterly reports, and all other communications and information) whether through the Company’s intranet or the internet site of another such third party or via email, or such other means of electronic delivery

11 ACTIVE 711043975v4 specified by the Company. Furthermore, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan, this Agreement and Annex A attached hereto and that the Company reserves the right to impose other requirements on the Participant, on the PSUs and on any Shares acquired under the Plan to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. (b) The Participant confirms acceptance of this Award by completing, signing and returning the attached signature page electronically as directed by the Company, including indirectly through any third-party service provider of the Company, no later than 60 days after the Grant Date. If within such 60-day period the Participant does not affirmatively accept this Award, the Participant, if then employed by the Company, will be deemed to have rejected this Award at the end of such 60- day period and this Award will be automatically canceled and forfeited for no consideration.

[Signature Page to the Performance Based Restricted Stock Unit Award] ACTIVE 711043975v4 PARTICIPANT CELSIUS HOLDINGS, INC. [Participant Name] By: Name: Title:

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